File No. 33-72416
As filed with the Securities and Exchange Commission on August 29, 1997
=======================================================================
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.  __
Post-Effective Amendment No.  6
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.   6

BRIDGEWAY FUND, INC.
(Exact name of Registrant as Specified in Charter)

5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443
(Address of Principal Executive Office)

(713) 661-3500
(Registrant's Telephone Number, Including Area Code)

JOHN N.R. MONTGOMERY, PRESIDENT
Bridgeway Capital Management, Inc.
5650 Kirby Drive, Suite 141,  Houston, Texas  77005-2443
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this
Registration Statement.
=========================================================================
It is proposed that this filing will become effective
[X]  on October 31, 1997 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a) (1)
[ ]  75 days after filing pursuant to paragraph (a) (2)

If appropriate, check the following box: [ ] This post effective amendment designates a new effective date for a previously filed PEA.
Page 1 of _____pages
Exhibit Index Page _____

BRIDGEWAY FUND, INC.

ULTRA-SMALL COMPANY (closed)
ULTRA-SMALL INDEX (new)
AGGRESSIVE GROWTH
SOCIAL RESPONSIBILITY
ULTRA-LARGE 35 INDEX (new)


PROSPECTUS October 31, 1997



BRIDGEWAY CAPITAL MANAGEMENT, INC.

INVESTMENT ADVISOR
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX 77005-2443
713 661-3265
800-661-3550


[LOGO GRAPHIC OMITTED]
               B  R  I D  G  E  W  A  Y



TABLE OF CONTENTS

Table of Fees and
Expenses...............................................2
Risk Factors...........................................4
Investment Objectives and Policies.....................6
Disclaimers............................................11
Redemption Reimbursement Fees..........................12
Principal Investment Restrictions......................12
Management of the Fund.................................12
Code of Ethics.........................................14
Distribution of Fund Shares............................14
How to Purchase Shares.................................14
Net Asset Value........................................16
How to Redeem Shares...................................16
Exchange Privilege.....................................17
Dividends and Tax Status...............................17
Performance Information................................18
General Information....................................19


PROSPECTUS  October 31, 1997


BRIDGEWAY
FUND,  INC.

Bridgeway Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company commonly referred to as a mutual fund. The Fund is organized as a series fund and has five portfolios, Bridgeway Ultra-Small Company Portfolio, Bridgeway Ultra-Small Index Portfolio, Bridgeway Aggressive Growth Portfolio, Bridgeway Social Responsibility Portfolio, and Bridgeway Ultra-Large 35 Index Portfolio. All five have an investment objective of providing total return (capital appreciation and current income), but the first three primarily target capital appreciation. All are intended as long-term investments. THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES. The Aggressive Growth Portfolio uses more aggressive investment techniques, while the Ultra-Small Company and Ultra-Small Index Portfolios exhibit higher than average short-term volatility. There can be no assurance that the Portfolios will achieve their investment objectives. These Portfolios will pursue their objectives by investing primarily in a diversified portfolio of common stocks. The Aggressive Growth and Social Responsibility Portfolios may use leverage (borrowing or derivatives), may hedge risk with short sales, and may use other investment techniques. See: "Risk Factors" (page 3) and Summary of Investment Techniques Used (page 8). Shares of each portfolio are sold at their net asset value without a sales charge and there are no distribution charges paid by the Fund.


This prospectus concisely sets forth the information about the Fund that a prospective investor should seek to learn before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information, dated October 31, 1997 has been filed with the Securities and Exchange Commission and is available without any charge by writing or calling the Fund at the address or phone number listed on the back cover. The Statement of Additional Information is incorporated into this prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF FEES AND EXPENSES
 (for each portfolio)

                                                      ULTRA-SMALL   ULTRA-SMALL   AGGRESSIVE       SOCIAL       ULTRA-LARGE
SHAREHOLDER TRANSACTION EXPENSES:                       COMPANY       INDEX         GROWTH     RESPONSIBILITY     35 INDEX
------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Load Imposed on Purchase                  None          None          None          None            None
 Maximum Sales Load Imposed on
    Reinvested Distributions                             None          None          None          None            None
 Deferred Sales Load                                     None          None          None          None            None
 Redemption Fees                                         None          None          None          None            None
 Redemption Reimbursement in Down Markets#               None          2.0%          None          None            2.0%

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS):
-------------------------------------------------------------------------------------------

 Management Fees (after waivers)*                        0.77%         0.50%         0.45%         0.00%           0.00%
 12b-1 Fees                                              0.00%         0.00%         0.00%         0.00%           0.00%
 Other Expenses (after reimbursements and waivers)**     0.90%         0.25%         1.55%         1.48%           0.07%
 Total Fund Operating Expenses (after reimbursements
    and waivers) **                                      1.67%         0.75%         2.00%         1.48%           0.15%

See Redemption Reimbursement Fee on page 10.

*Management fees for the fiscal year ending June 30, 1996 before waivers were 0.90%, 1.09%, and 0.67% for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively. Due to the performance fee adjustment feature contained in the advisory contract, the management fee may be as low as 0.2% or as high as 1.6% for the Aggressive Growth and Social Responsibility Portfolios. The management fee for the Ultra-Small Company Portfolio is a constant 0.9% except that the fee for the Ultra-Small Company Portfolio during the period that the portfolio's net assets range from $27.5 to $55 million will be a flat $495,000 annually, subject to a maximum rate of 1.49%. The management fee will be a constant 0.5% for the Ultra-Small Index Portfolio and 0.08% for the Bridgeway Ultra-Large 35
Index Portfolio. (See Management of the Fund, pages 11-12.)

**Other expenses for the fiscal year ending June 30, 1996 before reimbursements and waivers were 2.17% for Ultra-Small Company, 4.64% for Aggressive Growth, and 16.13% for Social Responsibility. Other expenses for the Ultra-Small Index and Ultra-Large 35 Index Portfolio are estimated as they are new as of the date of this prospectus. The Adviser has undertaken to reimburse the fund for any operating expenses over 2.0% for Ultra-Small Company and Aggressive Growth, 1.5% for Social Responsibility, 0.75% for Ultra-Small Index and 0.15% for
Ultra-Large 35 Index through at least June 30, 1998. Total fund operating expenses before reimbursements and waivers during the fiscal year were 3.07%, 5.73% and 16.80% of average net assets for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively.

Example:
You would pay the following expenses on a $1,000 investment assuming,
(1) expenses at the 6/30/97 rate of 2.0% for the Ultra-Small Company and Aggressive Growth Portfolios and 1.5% for the Social Responsibility Portfolio, 0.75% for the Ultra-Small Index Portfolio, and 0.15% for the Ultra-Large 35 Index Portfolio, (2) a 5% annual return and
(3) redemption at the end of each time period not in a major market decline (see Redemption Reimbursement Fee on page 12):

   ULTRA-SMALL COMPANY &    SOCIAL            ULTRA-SMALL     ULTRA-LARGE
   AGGRESSIVE GROWTH        RESPONSIBILITY    INDEX           35 INDEX
   1   Year      $20        1  Year   $15     1  Year   $8    1  Year    $2
   3   Years     $62        3  Years  $47     3  Years  $23   3  Years   $5
   5   Years     $106       5  Years  $80     5  Years  $40   5  Years   $8
   10  Years     $228       10  Years $175    10 Years  $90   10 Years   $19

The amounts listed in this example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear. Redemptions by mail (up to four per year or through the automatic withdrawal plan) incur no charges, but wire redemptions will incur a $15 charge to offset bank charges and administrative expense. Redemptions on any day when the S&P 500 Index has declined more than 5% in the previous 5 trading sessions may incur a 2% redemption fee (Bridgeway Ultra-Small Index and Ultra-Large 35 Index Portfolios only) which accrues to the portfolio.

                                         BRIDGEWAY FUND, INC.
                                         FINANCIAL HIGHLIGHTS
                                 (for a share outstanding throughout the period)

                                     Ultra-Small Company Portfolio   Aggressive Growth Portfolio     Social Responsibility Portfolio
                                       Year ended  8/5/94 to 6/30/95  Year ended  8/5/94 to 6/30/95  Year ended   8/5/94 to 6/30/95
                                     June 30, 1996       *           June 30, 1996        *          June 30, 1996        *
  Per share data
   Net asset value,
     beginning of period                $11.35         $10.33            $11.71           $9.89             $11.61        $9.85
   Income (loss) from investment operations:
       Net investment
         income (loss)                   (0.21)         (0.04)            (0.18)          (0.02)             (0.02)        0.07
       Net realized and
         unrealized gain                  6.03           1.07              5.22            1.84               3.11         1.70
                                   -----------       --------       -----------       ---------        -----------     --------
            Total from investment
                operations                5.82           1.03              5.04            1.82               3.09         1.77
   Less distributions to shareholders:
       Net investment income              0.00           0.00              0.00            0.00              (0.02)       (0.01)
       Net realized gains                (0.49)         (0.01)            (0.09)           0.00               0.00         0.00
                                   -----------       --------       -----------       ---------        -----------     --------
            Total distributions          (0.49)         (0.01)            (0.09)           0.00              (0.02)       (0.01)
                                   -----------       --------       -----------       ---------        -----------     --------
   Net asset value,
       end of period                    $16.68         $11.35            $16.66          $11.71             $14.68       $11.61
                                   ===========       ========       ===========       =========        ===========     ========

  Total return [1]                        52.4%       10.5%              43.3%       19.5%              26.6%       18.9%

  Ratios & Supplemental Data
   Net assets, end of period        $4,557,591     $667,536        $1,502,485     $276,272          $360,960      $64,421
   Ratios to average net assets: [2]
       Expenses net of waivers
          and reimbursements              1.97%       1.68%              1.97%       1.86%              1.48%       1.46%
       Expenses before waivers
          and reimbursements              3.07%       8.34%              5.73%      16.15%             16.80%      72.83%
       Net investment
          income (loss)                  (1.47%)      (0.65%)           (1.26%)      (0.30%)           (0.17%)      0.90%

   Portfolio turnover rate [2]           155.9%       103.6%            167.7%       139.9%             83.8%       71.7%
                                   ===========     ========       ===========    =========        ===========     ========

  [1] Not annualized for the period August 5, 1994 to June 30, 1995. [2} Annualized for the period August 5, 1994 to June 30, 1995.

  *  August 5, 1994 was commencement of operations

  See accompanying notes to financial statements.


THE DATA SET FORTH ABOVE HAS BEEN EXAMINED BY COOPERS & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS, AND THEIR REPORT THEREON IS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION. FOR FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUND, REFER TO THE FINANCIAL STATEMENTS CAPTION OF THE STATEMENT OF ADDITIONAL INFORMATION.


  RISK FACTORS

The Ultra-Small Company and Ultra-Small Index Portfolios invest a majority of total assets in the common stock of very small companies. "Very small companies" are those with market capitalization the size of the smallest 10% of those listed on the New York Stock Exchange. However, the majority of stocks in these Portfolios are listed on NASDAQ rather than the New York Stock Exchange. The market price of very small company shares may exhibit greater volatility than large company shares.


The Adviser believes no other mutual funds are committed to investing long-term in companies this small. While ultra-small companies have historically had a higher average annual return than large stocks over the long term (25 years and more), they have also had commensurately higher volatility. Therefore, shareholders of this portfolio are exposed to above-average short-term risk.


On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product line, may lack market
"muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and if they survive an economic downturn, may "bounce back" faster.

While the Adviser attempts to limit some of the downside volatility inherent in this asset class in the Ultra-Small Company Portfolio (only) shareholders of both ultra-small company portfolios should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes these Portfolios are more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. They are not appropriate investments for short-term investors or those trying to time the market. (See "Frequent Trading of Fund Shares" on page 17.)


The Ultra-Small Company Portfolio will remain closed to new investors as long as the portfolio net assets exceed $27.5 million, in order to ensure that the portfolio may remain actively invested in companies which the investment adviser believes are good investment opportunities. Closing this portfolio to new investors will result in a higher expense ratio than would otherwise be the case. It could also result in higher volatility since redemptions would not be offset by new purchases.


The Aggressive Growth Portfolio and the Social Responsibility Portfolio may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock, index, interest rate and currency instruments, among others (see page 5 for a fuller description). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.

  The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" which have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed-end investment companies, and will not lend portfolio securities. These investment techniques may subject an investor to greater than average risks and costs.


  Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both. Shareholders of the Aggressive Growth, Ultra-Small Index, and Ultra-Large 35 Index Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.


  Although Bridgeway Capital Management, Inc. (hereinafter referred to by name or as the "Manager", or the "Adviser"), believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social Responsibility Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The hedging techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indices or entered into short positions in individual securities offsetting some portion of the market risk. Thus, these Portfolios are appropriate investments only for investors who understand the investment practices to be employed by the Adviser and are able to accept the potential risks.
The Adviser manages no other registered investment company.

  The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to stock market, interest rate, and currency market risk as indicated by statistical models of risk.
(The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio of the Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such nonhedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected. Potential risks associated with options and futures include 1) leverage risk (these instruments are designed to produce substantial value change relative to the amount invested, thus magnifying the risk of loss as well as potential gains), 2) dependence on the Adviser's ability to correctly predict market movement, 3) imperfect correlation between the price of options and futures contracts and the underlying securities being hedged, 4) the possibility of trading halts in options and futures, 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences, and 6) increased complexity of futures and options, requiring a higher level of training for the portfolio manager and support personnel.

  The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk. A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis.


The Ultra-Large 35 Index Portfolio invests on a roughly equal dollar weighting in the 35 large capitalization stocks which comprise the Bridgeway Ultra-Large 35 Index. (See "Investment Objectives and Policies" on page 6 for a description of the Index.) While large companies tend to exhibit less short-term price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, the Ultra-Large 35 Index Portfolio may result in higher long term inflation risk (the risk that the portfolio value will not keep up with inflation) than the ultra-small portfolios.



  INVESTMENT OBJECTIVES AND POLICIES

Bridgeway Fund, Inc. ("the Fund") is a no-load, diversified open-end investment company or "mutual fund." The Fund is organized as a "series" fund and has five investment portfolios, the Bridgeway Ultra-Small Company Portfolio, the Ultra-Small Index Portfolio, the Bridgeway Aggressive Growth Portfolio and the Bridgeway Social Responsibility Portfolio and the Bridgeway Ultra-Large 35 Index Portfolio.

The Ultra-Small Company and Ultra-Small Index Portfolios seek to provide total return (primarily capital appreciation but also income) by investing at least 80% of total portfolio assets in very small companies. The Ultra-Small Company Portfolio is actively managed, while the Ultra-Small Index Portfolio invests passively in companies which comprise the CRSP Cap-Based Portfolio 10 Index. (This index is more fully described in the following paragraph.) For the purpose of measuring the 80% requirement, "very small company" will mean companies with market capitalizations less than the upper limit of the smallest 10% of the New York Stock Exchange
(NYSE). As of December 31, 1996 this upper limit is represented by companies of less than $94 million market capitalization, but will fluctuate with market prices. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this limit unless at least 80% of the portfolio funds invested after such purchase would be invested in very small companies. The Ultra-Small Company and Ultra-Small Index Portfolios may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The Ultra-Small Company Portfolio may also invest up to 10% of its assets in foreign securities and ADR's listed on American exchanges. The annual portfolio turnover rate should normally be less than 150% for the Ultra-Small Company Portfolio and less than 30% for the Ultra-Small Index Portfolio, but the Index Portfolio may be higher during the first two years of operations as assets build significantly.


At a shareholder meeting on October 15, 1996 the Ultra-Small Company Portfolio shareholders voted 1)to close the Ultra-Small Company Portfolio to new investors any time net assets exceed $27.5 million, 2)to allow these shareholders to invest an additional amount equal to their previous net contributions for an extended period (now determined to be June 30, 1998), and 3)to allow employees, directors, and participants in the pension plan of the Adviser or of the Fund to purchase any unsubscribed shares in item 2 or shares redeemed in the Portfolio. Restricting the number of shares outstanding will keep Portfolio assets small and will help to ensure that the Portfolio may remain actively invested in very small companies which the investment adviser believes offer good investment opportunities. See "Security Selection Process" for more details of the security selection process.



The Ultra-Small Index Portfolio seeks roughly to meet the total return of the University of Chicago's Center for Research in Security Prices (CRSP) Cap-Based Portfolio 10 Index by investing in a representative sample of index companies. This Index is comprised of all common stocks listed on the New York and American Stock Exchanges, and the Nasdaq National Market (excluding unit investment trusts, closed-end funds, real estate investment trusts, americus trusts, foreign stocks, and American Depository Receipts) which are the size (market capitalization) of stocks in the smallest 10% of the New York Stock Exchange. No other index or passively managed mutual fund is based on an index of companies this small. Similar to other index funds, the actual return of this portfolio will likely underperform the an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.75% annually if necessary, keeping portfolio turnover to a minimum, strongly discouraging market timers and short term traders from investing in the portfolio, and by the redemption fees outlined under "Redemption Reimbursement Fees" on page 12. Because of the higher expense ratio, higher transaction costs, and investments in only a representative sample of index companies (the Adviser expects to own 300 or more during the first year), the tracking error of this Portfolio will likely be greater than that of the Ultra-Large 35 Index Portfolio. The Adviser will consider selling the highest capitalization companies in the Ultra-Small Index Portfolio when necessary to keep the average market capitalization of the portfolio equal to that of the CRSP Cap-Based Portfolio 10 Index. The Adviser will consider industry/sector representation, as well as certain economic factors (such as price to earnings ratios) when choosing companies to add to the Portfolio.


The Aggressive Growth Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). While the portfolio may hold some higher dividend paying stocks, it is expected that the Portfolio will normally have a dividend yield of less than the stock market as a whole. Thus, investors seeking income as a major portion of total return should not invest in this portfolio. There can, of course, be no assurance that the objective of total return or level of risk will be realized. This Portfolio may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in Risk Factors. Normally, the Portfolio will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the investment adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

  The portfolio turnover rate (buying and selling frequency) will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.


  In summary, this Portfolio seeks to exceed the stock market total return at a level of total risk roughly equal to the stock market over longer periods of time. Due to the possibility of a decline in total value, this Portfolio is not an appropriate investment for short term investors or those who cannot assume the inherent risks. See "Security Selection Process" for more details of the security selection process. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.


  The Social Responsibility Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to or less than that of the stock market over longer periods of time (three years or more) by investing in companies with social criteria generally in line with those of its shareholders as determined by survey. Each shareholder is entitled and encouraged to participate in this survey by submitting a survey form when opening a new account or anytime thereafter by requesting a new form from the Fund.
The Adviser presently ranks about 650 companies according to the following criteria measured by the Council of Economic Priorities ("CEP"): the company's environmental record, charitable giving record, advancement of minorities in the workforce, community outreach, family benefits, workplace issues, animal testing and disclosure of information. With the exception of military contracts and animal testing, "more" is understood to mean "better." The CEP is a New York City based not-for-profit public interest research organization that has conducted research in the field of corporate social responsibility for more than two decades.

After determining shareholder weights (proportional to the number of Portfolio shares owned) of each of these criteria, the Adviser ranks each of these companies. Thus, the rankings should proportionally reflect the weightings of each surveyed shareholder, and could consequently change over time. The Fund invests at least 65% of its total assets in the companies in the top fifth of the ranking and at least 95% of its common stock investments in the companies contained in the top half of the ranking. The Adviser monitors CEP company ratings quarterly, or as they become available. The social criteria may change in the future as a result of the majority vote of the Fund's Board of Directors, or as more or different information is made available to the Adviser. The Advisor currently supplements CEP research with its own research on other companies using the same 10 social criteria. The Adviser excludes or sells from the portfolio companies which a majority of surveyed shareholders choose to exclude. As of the date of this prospectus, the Adviser excludes companies in the tobacco and defense industries. This Portfolio may use bank debt for leverage and index futures and stock and index options to hedge market risk. Using hedging strategies, the Portfolio's exposure to market risk may be as low as 50% of the market, or as high as 150% of the market as measured by the estimated portfolio beta. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. While somewhat higher in the first two years of operations, the turnover rate of this portfolio should be 50% or less on an annual basis in the future.


  In summary, this Portfolio seeks to exceed the stock market total return, at a level of total risk roughly equal to or less than the stock market over longer periods of time, by investing in companies with social criteria generally in line with those of its shareholders. There can be no assurance that any of the Portfolio's objectives will be realized. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in Risk Factors. See "Security Selection Process" for more details of the security selection process.




The Ultra-Large 35 Index Portfolio (hereinafter the "Portfolio") seeks to meet the total return of the Bridgeway Ultra-Large 35 Index while minimizing the distribution of capital gains and minimizing costs. This proprietary index (hereinafter the "Index") is comprised of the 35 largest U.S. domestic equities as of June 27, 1997, after excluding a tobacco company and ensuring reasonable industry diversification. (See the list of companies in the following paragraph.) Consequently, this diversified Portfolio will invest in securities of companies larger (on average) than any other mutual fun available as of this prospectus date. Future changes in the Index will be made with a view toward distributing no capital gains (first priority) and maintaining very large company size (second priority.) Low turnover is essential to minimize the tax burden associated with capital gains in taxable accounts. While composition of the Index is the absolute, sole responsibility of Bridgeway Capital Management, Inc., any potential changes would be preceded by an informal (but not necessarily statistically significant) survey of Portfolio shareholders. A company will be completely removed from the Index if both (a) it is no longer one of the largest 35 U.S. companies (as described above) and (b) if it would not create a capital gain. If a company is no longer one of the 35 largest U.S. companies, but has appreciated in price, it will remain as a "dormant company" in both the Index and the Portfolio. New Portfolio inflows will not be invested in a dormant company; a dormant company's representation in the Index will decline over time. New net Portfolio inflows are invested in such a way as to maintain a roughly equal dollar weighting of the 35 "active" (not "dormant") companies in the Index. Composition of this Index is thus maintained with taxable shareholders in mind. The following 35 companies comprise the Bridgeway Ultra-Large 35 Index as of July 1997. General Electric, Coca Cola, Microsoft, Exxon, Merck, Intel, Proctor & Gamble, International Business Machines, Johnson & Johnson, Bristol Myers Squibb, Pfizer, Wal Mart Stores, American International Group, DuPont E.I. DeNemours, AT&T, Pepsico, Citicorp, Hewlett Packard, SBC Communications, Mobile, Walt Disney, Gillette, Chevron, Nationsbank, Bankamerica, Fannie Mae, Ford, Motorola, Cisco, GTE, Oracle, General Motors, McDonalds, Bell Atlantic, and Worldcom.

Similar to other index funds, the actual return of this portfolio will likely underperform the Index by an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually if necessary, keeping portfolio turnover and transaction expenses to a minimum, strongly discouraging market timers and short term traders from investing in the portfolio, and by the redemption fee outlined under "Redemption Reimbursement Fees" (page 10). As a result of index recomposition and some redemptions, the turnover for this portfolio should be less than 5% annually.

SECURITY SELECTION PROCESS. In determining which securities to purchase for the actively managed portfolios, the Adviser reviews potential companies that meet its market capitalization, earnings history, liquidity and other fundamental and technical criteria and then analyzes this grouping from an industry perspective. Because different industries have varying risk and growth characteristics depending on prevailing economic and market conditions, valuation considerations vary. The Adviser invests in no tobacco companies. It is expected that all or substantially all (more than 95%), of the equity securities held by the Fund will trade on the New York and American Stock Exchanges, and NASDAQ.

       SUMMARY OF INVESTMENT TECHNIQUES USED:
                                   ULTRA-SMALL ULTRA-SMALL  AGGRESSIVE  SOCIAL          ULTRA-LARGE
                                   COMPANY     INDEX        GROWTH      RESPONSIBILITY  35 INDEX
Borrowing (leveraging)             No            No            Yes         Yes              **
Hedging                            No            No            Yes         Yes              No
Options (stock index)              No            No            Yes         Yes              No
Futures (stock index)              *             *             Yes         Yes              No
Options (other)                    No            No            Yes         No               No
Futures (other)                    No            No            Yes         No               No
Short-sales                        No            No            Yes         No               No
Warrants                           No            No            Yes         Yes              No
Foreign companies/ADR's            Yes           No            Yes         Yes              No
Closed-end investment companies    No            No            Yes         No               No
Lending securities                 No            Yes           Yes         No               Yes
New issues/Unseasoned companies    Yes           Yes           Yes         No               No
High turnover                      Yes           No            Yes         No               No
Short-term trading                 Yes           No            Yes         No               No

* THE ULTRA-SMALL COMPANY PORTFOLIO MAY ONLY TAKE TEMPORARY, LONG, STOCK INDEX FUTURES POSITIONS TO OFFSET THE EFFECT OF CASH HELD FOR FUTURE INVESTING OR FOR POTENTIAL REDEMPTIONS. NO MORE THAN 35% OF PORTFOLIO NET ASSETS WILL BE AT RISK IN THIS LIMITED USE OF STOCK INDEX FUTURES.

** THE ULTRA-LARGE 35 PORTFOLIO INDEX WILL ONLY BORROW ON A TEMPORARY BASIS FOR THE PURPOSE OF SELLING SHORT "AGAINST THE BOX".

  The equity securities in which the Fund will invest consist of common stocks, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser. The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

  It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN
SECURITIES PRICES
Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Securities Prices (CRSP) the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

REDEMPTION REIMBURSEMENT FEE

In order to minimize transaction costs and the negative tax consequences (for taxable accounts) of high turnover, the Board of Directors may impose a 2% redemption reimbursement fee for index portfolio shareholders who redeem in a down market. Specifically, this fee may be imposed any time the S&P 500 Index (without dividends) has declined more than 5% over the previous 5 trading days. The adviser believes this redemption reimbursement fee will discourage potential shareholders who would engage in panic selling which increases transaction costs and capital gains distributions.

  PRINCIPAL INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940 Act").

Each Portfolio's investment objective is such a fundamental policy. In addition, as a matter of Fundamental policy, (i) at least 75% of each portfolio's total assets are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the portfolio and to not more than 10% of the outstanding voting securities of such issuer and (ii) no portfolio may borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets. However, the Aggressive Growth and Social Responsibility Portfolios may borrow money for investment purposes up to 50% of net assets prior to such borrowing as described earlier. Additional information about the Fund's fundamental policies and other investment restrictions is contained in the Statement of Additional Information.

  In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are
(i) those which are restricted, i.e. those which cannot freely be sold for legal reasons (which the Fund does not expect to own); and
(ii) investments for which market quotations are not readily available (which the Fund does not expect to own).


     MANAGEMENT OF THE FUND
The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Adviser, and the Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. (the "Adviser"), 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443, acts as the investment adviser to the Fund, subject to the control of the Fund's Board of Directors. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. The Adviser is controlled by its President John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund.
Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he will be assisted by other employees who will provide him with research assistance. He has earned graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery has been a research engineer/project manager at the Massachusetts Institute of Technology, has served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July, 1993.

  The Adviser is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and supervises the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with the investment objective, policies and restrictions of each of its Portfolios. Under the Management Contract with the Advisor, the Ultra-Small Company Portfolio pays the Adviser a flat 0.9% annual management fee, the Ultra-Small Index Portfolio pays a flat 0.5% annual fee, and the Ultra-Large 35 Index Portfolio pays a 0.08% annual fee, computed daily and payable monthly. However, the fee for the Ultra-Small Company Portfolio during the period that the net assets range from $27.5 to $55 million will be paid as if the Portfolio had $55 million under management (that is $55 million time .009 equals $495,000), subject to a maximum 1.49% annual rate. The Ultra-Small Company Portfolio fee is higher than the fee paid by most investment companies to their Adviser, but lower than the average of new "micro-cap" funds. The board of directors has determined that this fee is appropriate for this type of "very small-cap" fund and the "ultra-small" charter.

The Aggressive Growth and Social Responsibility Portfolios of the Fund pay the Adviser a base annual management fee, computed daily and payable monthly of 0.90% of the Fund's average daily net assets (also higher than that paid by most investment companies), which will be adjusted upwards or downwards by 4.67% of the difference between the investment performance of each Portfolio and the investment performance of the Standard & Poor's Composite 500 Stock Index (hereinafter, the "Index") over a 5 year rolling period of time. No adjustment will be made when that difference is less than or equal to 2%. The performance adjustment rate will range from -.7% to +.7%. Thus, depending on portfolio performance, the Aggressive Growth and Social Responsibility Portfolios could pay a total annual advisory fee as low as 0.2% (among the lowest in the industry) or as high as 1.6% (among the highest in the industry). In accordance with the graph and table on page 10, the Fund could pay a higher fee when both the Fund's performance and the S&P 500 Index performance are negative (e.g. if the Fund performance were -10%, but the S&P 500 Index performance was -13%); also the Fund could pay a lower fee when both performances were positive (e.g. if the Fund performance was 10% but the S&P 500 Index performance was +13%).

AGGRESSIVE GROWTH & SOCIAL RESPONSIBILITY PORTFOLIO
SAMPLE TOTAL MANAGEMENT FEES*
(BASED ON FUND RELATIVE PERFORMANCE)

FUND PERFORMANCE              TOTAL MANAGEMENT
RELATIVE TO S&P 500           FEE
 21.0%                        1.60%
 18.0%                        1.60%
 15.0%                        1.60%
 12.0%                        1.46%
 9.0%                         1.32%
 6.0%                         1.18%
 3.0%                         1.04%
 2.0%                          .90%
 0.0%                          .90%
-2.0%                          .90%
-3.0%                          .76%
-6.0%                          .62%
-9.0%                          .48%
-12.0%                         .34%
-15.0%                         .20%
-18.0%                         .20%
-21.0%                         .20%

* THIS TABLE APPLIES TO THE AGGRESSIVE GROWTH AND
SOCIAL RESPONSIBILITY PORTFOLIOS ONLY.

  Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during remainder of the initial five year period of operations through September 30, 1999.




  From April 30, 1995 through Sept. 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running 5 year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. From July 1, 1996 to June 30, 1997, the Ultra-Small Company, Aggressive Growth, and Social Responsibility Portfolios waived management fees of $29,727, $18,126 and $11,407 respectively to the Adviser.


  In addition to the fees payable to the Adviser, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder servicing agent fees. See Statement of Additional Information for more information as to the Fund's Board of Directors, Officers, the Adviser and the Fund's operating expenses.

  In placing orders for the Fund's portfolio transactions, the Adviser's policy is to seek "best execution", i.e. prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Adviser evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition.


CODE OF ETHICS

Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics. Neither the Fund nor the Adviser takes part in directed brokerage arrangements, pays soft dollar commissions or have a brokerage relationship with any affiliated organization. Copies of the mission statement and Code of Ethics may be obtained from the Fund. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to call the Fund President directly at 800-661-3550.

DISTRIBUTION OF FUND SHARES

The Ultra-Small Company Portfolio is now closed to new investors, and will remain so unless nets assets drop below $27.5 million. Shares of the other Fund portfolios are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Fund reserves the right to reject any order. The Advisor may make payments out of its capital or profits of up to 0.35% of the average daily net assets attributable to broker/dealers or registered representatives including retirement plan consultants, that provide assistance in its efforts to distribute shares of the Fund. Such payments and any other costs of distribution are made by the Advisor out of its own resources. The Advisor is currently paying 0.35% of average net assets (Aggressive Growth, Social Responsibility, and Ultra-Small Company Portfolios only) at its own - not the Fund's - expense to Fidelity Investment's Funds Network to be included in their no-transaction fee marketplace. The Adviser may consider additional such arrangements in the future. Any such distribution arrangement must be approved by a majority of independent Fund directors. On October 15, 1996 shareholders approved a 12b-1 plan whereby the Fund acts as its own distributor of its shares and the Adviser pays all distribution expenses of the Fund.

HOW TO PURCHASE SHARES--AGGRESSIVE GROWTH AND
SOCIAL RESPONSIBILITY PORTFOLIOS

The minimum initial direct investment without a transaction fee in the Aggressive Growth and Social Responsibility Portfolios is $2,000 for individuals and for retirement and other employee benefit plans. (A potential shareholder may open an account with the Fund after committing to the automatic investment plan for a minimum 12 month period at a level of at least $200 per month as of 6/30/97.) The minimum subsequent investment without a transaction fee is $500. However, shares of these two portfolios are currently also available at lower minimums (e.g. $1,000) through at least one brokerage firm (Jack White) on a transaction basis (currently
$27 per transaction).  The Fund reserves the right to reject any order.

HOW TO PURCHASE SHARES--ULTRA-SMALL INDEX AND
   ULTRA-LARGE 35 INDEX PORTFOLIOS

The Ultra-Small Index and Ultra-Large 35 Index Portfolios impose no minimum investment for shareholders who purchase shares on a fee for transaction basis through any broker than can demonstrate a reasonably constant flow of investments. Such brokerage firms usually impose their own minimums in the range of $1,000 to $2,500. Currently three brokerage firms have qualified under this plan: Jack White, Fidelity, and National Investor Services Corp. (Waterhouse). Typical transaction fees range from $27 to $50, but do vary and may change. Minimum initial direct investments for purchase of Ultra-Small Index and Ultra-Large 35 Index Portfolio shares is $1,000,000 (subject to increase by the Board of Directors), with a $250,000 minimum additional investment.

The Fund reserves the right to reject any order.

TAX SHELTERED RETIREMENT PLANS
Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRA's). For more complete information, contact the Fund at 800-661-3550.

PURCHASE BY CHECK
Investors may purchase shares by sending a check payable to Bridgeway Fund, Inc. together with the application form, to: Bridgeway Fund, Inc., 5650 Kirby Dr., Suite 141, Houston, TX 77005-2443, by mail or courier service, or over night courier. Shares of the Fund will be purchased for the account of the investor at the new asset value next determined after receipt of the investor's application plus wire or check. Returned checks will incur a $10 charge.

PURCHASE BY WIRE

Investors may invest in the Fund by wire only by first sending by mail or facsimile (713-661-3587) a completed application. After receipt of the application, investments may be wired to the Fund's custodian bank at the following address:

  Compass Bank, ABA #113010547 for credit to Bridgeway
  Fund, account #70536749 and for further credit to (shareholder name and account number or social security number).

Mail the original application to the Fund at the following address:
Bridgeway Fund, Inc., 5650 Kirby Dr., Suite 141, Houston, TX 77005-2443.

AUTOMATIC PURCHASE BY MONTHLY BANK DRAFT

You can arrange to open an account with a minimum $200 investment by agreeing to automatically purchase $200 or more of a single Portfolio's shares each month ($166 for an IRA account) until at least a minimum of $2,400 is invested by sending a canceled check from your checking account and filling out the Automatic Investment Plan section of the new account application.


NET ASSET VALUE

The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Purchase orders received or shares tendered for redemption on a day the Exchange is open for trading prior to the close of trading on that day will be valued at the close of trading on that day. Application for purchase of shares and requests for redemptions of shares received after the close of trading on the Exchange will be base on the net asset value as determined as of the close of trading on the next day that the Exchange is open. See "Redemption Reimbursement Fee" (page 10) for important information on purchase and redemption fees for Ultra-Small Index and Ultra-Large 35 Index Portfolios.

The net asset value per share of each Portfolio is the value of the Portfolio's assets, less its liabilities, divided by the number of shares of the Portfolio outstanding. The value of the Fund's securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value. See the Statement of Additional Information for further information.

HOW TO REDEEM SHARES


A shareholder wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund at 800-661-3550 (or in Houston 713-661-3265) prior to the close of the New York Stock Exchange (currently 4:00 p.m. E.S.T.) to receive that day's price. The proceeds may be sent by check to your address of record only or by wire transfer to your bank account of record only on the next business day following your telephone request. Wire transfers will incur a cost of $15 subtracted from the proceeds.



A shareholder wishing to redeem shares may do so at any time by writing or delivering written instructions in proper form to: Bridgeway Fund, Inc., 5650 Kirby Drive, Suite 141, Houston, TX 77005-2443. Redemption requests by fax will not be accepted. The signatures on written instructions to redeem shares must be in the same name as the account shares, and must have a medallion guarantee by a member of a national securities exchange or a commercial bank. Most commercial banks are now part of the medallion program, but not all. A medallion signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not an acceptable substitute. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents should be directed to the Fund at 800-661-3550 (or in Houston at 713-661-3265).


The redemption request must specify the number of shares or dollars to be redeemed and be signed by all registered owners with signatures medallion guaranteed. The request will not be accepted unless it contains all required documents in proper form, as described above. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.





FREQUENT TRADING OF FUND SHARES
The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among portfolios.


PAYMENTS
Payment for shares redeemed normally will be made within seven days of redemption and will be sent only to shareholders at the record address. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored. Payment for redemptions above $250,000 may be made by securities in kind.

REDEMPTION OF VERY SMALL ACCOUNTS
In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Fund will give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

  EXCHANGE PRIVILEGE

A shareholder may redeem all or any portion of his or her Portfolio shares and use the proceeds to purchase shares of any other Portfolio offered by the Fund. Any such redemption of shares of another Portfolio will be effected at the respective net asset values of such Portfolio. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.


  Exchange requests may be made in writing or by telephone. Exchange forms may be obtained by writing or calling the Fund at 800-661-3550 (or
713-661-3265 in Houston). Written requests should include the account number of both Portfolios if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account. The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes two or more exchanges or redemptions of shares in a year.


    DIVIDENDS AND TAX STATUS

The Fund declares dividends from net investment income and distributions from net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with Subchapter M of the Internal Revenue Code. All dividends and distributions in full and fractional shares of the Fund will be reinvested based on the record date, unless the shareholder notifies the Fund that dividends are to be paid in cash.

  The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders, provided that at least 90% of its net investment income earned in the fiscal year is distributed. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. All dividends from net investment income together with distributions of net short-term capital gains (collectively "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Long-term capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. Dividends and distributions are generally taxable to shareholders in the year in which received. However, dividends and distributions in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the record date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of the calendar year both of the dollar amount and the tax status of that year's dividends and distributions.

  Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund. The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

  PERFORMANCE INFORMATION

From time to time the Fund may quote its average annual return ("standardized return") in advertisements or promotional materials. Advertisement and promotional materials reflecting standardized return ("performance advertisement") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

  The Fund's standardized yield may be referred to in advertising and promotional materials (all such materials are paid for by Bridgeway Capital Management, Inc., the Fund's Advisor). The Fund's standardized yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's standardized yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements. Any non-standard performance measures will be accompanied by standard performance measures.

  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or
any combination thereof.   All data included in performance advertisements
will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares. The Fund's annual report contains the first year performance graph and discussion. Call 800-661-3550 for a free copy.

  GENERAL INFORMATION
The Fund was incorporated in Maryland on October 19, 1993. Shareholders are entitled to vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Directors and on other matter submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. Coopers & Lybrand L.L.P. serves as the independent auditors of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this prospectus.

INVESTMENT ADVISOR
BRIDGEWAY CAPITAL MANAGEMENT, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443


CUSTODIAN
COMPASS BANK
PO BOX 4886
HOUSTON, TX. 77210

TRANSFER AGENT
BRIDGEWAY CAPITAL MANAGEMENT, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443



AUDITORS
COOPERS & LYBRAND L.L.P.
1100 LOUISIANA, SUITE 4100
HOUSTON, TX. 77002


BRIDGEWAY FUND, INC.
5650 KIRBY DRIVE, SUITE 141
HOUSTON, TX. 77005-2443
713 661-3265
800 661-3550

[LOGO]

                         BRIDGEWAY FUND, INC.


                 Statement of Additional Information


                        Dated October 31, 1997



This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 1997. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443, telephone 800-661-3550 or in Houston 661-3265.


                          TABLE OF CONTENTS


                                                 Cross-
                                               reference
                                               to page in
                                       Page       the
                                               Prospectus
Investment Objective and Policies       2         6
Risk Factors                            2         3
Investment Restrictions                 5         10
U.S. Government Securities              6         9
Foreign Securities                      6         4
New Issues and Closed End Funds         7         4
Management                              7         11
The Management Agreement                8         -
Portfolio Transactions and Brokerage    12        12
Net Asset Value                         12        14
Redemption in Kind                      13        15
Taxation                                13        15
Performance Information                 14        16
General Information                     15        16
Financial Statements                    16         -

INVESTMENT OBJECTIVE AND POLICIES

The Fund was organized as a series fund with three initial portfolios or series: Bridgeway Ultra-Small Company Portfolio, Bridgeway
Aggressive Growth Portfolio, and Bridgeway Social Responsibility
Portfolio.  On July 20, 1997 the Fund added two new portfolios:
the Ultra-Small Index Portfolio and the Ultra-Large 35 Index
Portfolio. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, and Aggressive Growth Portfolios focus primarily on capital appreciation.
The Portfolios' investment policies are described in the Fund's prospectus.

The Adviser uses hedging strategies to vary the Aggressive Growth and Social Responsibility Portfolios' exposure to market risk. The Adviser currently measures market risk by estimating future "betas" based on the historical betas of individual stocks which make up the portfolio. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio.

The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net
assets.   Subject to these two limiting constraints and applicable
laws, this portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.

The Ultra-Small Company and Ultra-Small Index Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain
100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash or 35% of Portfolio total assets.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears on pages 3-5 of the prospectus. Because the Ultra-Small Company
Portfolio invests in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 10 Portfolio, and
Ibbotson Associates, Stocks, Bonds,  Bills, and Inflation, 1997 Yearbook.

Short-term Risk
Table A below indicates that the short-term volatility of Ultra-Small stocks as represented by CRSP Cap-Based 10 Portfolio is much higher than that exhibited by large stocks, bonds, or Treasury Bills. Investors normally think of investments which exhibit low short-term volatility as "safe" or "conservative." Because of high volatility, it would be unwise to invest any money in ultra-small stocks (or even in large stocks) which an investor needs in a one year timeframe. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company or Bridgeway's Ultra-Small Index Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurately higher returns.

                          Table A
 Short-term Risk Characteristics of Various Asset Classes
                        (1926-1996)

                               Govt.  Corp.    Large    Small  Ultra-Small
                       T-Bills Bonds  Bonds   Stocks   Stocks       Stocks
Avg. Annual Return        3.6%  5.0%   5.6%    10.7%    12.6%        13.9%
Std. Deviation            3.3%  8.7%   8.5%    20.3%    34.1%        46.9%
Beta                       NA    NA     NA       1.0      1.4          1.7
Worst year decline         NA  -9.2%  -8.1%   -43.3%   -58.0%       -45.2%
Worst year (1940-1996)     NA  -9.6%  -8.1%   -26.5%   -30.9%       -27.8%
% of 1-year declines        0%   28%    23%      29%      30%          30%
% of 3-year declines        0%   15%    13%      13%      21%          18%
% of 5-year declines        0%    9%     5%      11%      14%          14%



Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer timeframes. Assets which appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term.
Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks may be too risky for short-term investments, but are an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.

<Captions>
                          Table B
  Long-term Risk Characteristics of Various Asset Classes
            ADJUSTED FOR INFLATION (1926-1996)

                                Govt.   Corp.    Large    Small  Ultra-Small
                       T-Bills  Bonds   Bonds   Stocks   Stocks       Stocks
Worst 16-year period    -43.9% -49.4%  -46.3%   -14.6%    -4.5%       +10.0%
% 16-year declines       28.0%  46.0%   35.0%     1.0%     1.0%         0.0%





INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's three portfolios may not:

     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

     3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

     4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed
5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

     5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

     6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities which are secured by real estate and securities or companies which invest or deal in real estate.)

     7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, and Ultra-Large 35 Index
Portfolios may lend its portfolio securities to others on a fully collateralized basis.

     8. Make investments for the purpose of exercising control or management.

     9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

     10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

     12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

     13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). In addition, the Ultra-Small Company, Ultra-Small Index, and Ultra-Large 35 Index Portfolios may not purchase any warrants.

     15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

     16. Invest in oil, gas or mineral related programs, partnerships or leases.

     17. Invest in securities of any open-end investment company as long as its securities are registered for sale in the State of California or held by California residents; unless, however, both a) any such investment does not include the payment of any sales load or sales charges and b) the Fund's investment adviser does not charge any management fee on the balances held in any such investment. The Fund may, however, invest cash in a money market fund for potential redemptions, awaiting reinvestment, or as a temporary defensive move.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards; (12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers". These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund in vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                     Position
                     with the    Principal Occupation
                     Fund

John N.R.            President   President of the Fund and
Montgomery*          and         the Adviser, self employed
                     Director    from 12/1991 to 7/1993.
                                 Prior to that he was an
                                 executive with
                                 transportation agencies in
                                 Texas and N. Carolina and
                                 an engineer/project manager
                                 at MIT.

Karen S. Gerstner    Director    Attorney and managing
                                 partner, Dinkins Kelly
                                 Lenox Gerstner & Lamb, LLP
                                 Houston, Texas.

Miles Douglas        Director    Vice President, Wood,
Harper,III                       Harper, PC, a CPA firm in
                                 Houston, Texas, since
                                 2/1991, Senior Staff
                                 Accountant Pannell Kerr &
                                 Forster 1990-91, Senior
                                 Staff Accountant, Price
                                 Waterhouse 1986-90.

Glen Feagins         Treasurer   Vice-President/Treasurer of
                                 another mutual fund family
                                 from 1987 to 1992.  Self-
                                 employed consultant in the
                                 mutual fund industry and
                                 employee of Bridgeway Capital
                                 Management since 1994.

Joanna Schima        Secretary   Owner of small business
                                 1988-1993, prior to that,
                                 Telecommunications Manager
                                 for American Capital
                                 Management & Research,
                                 Inc., Houston, Texas

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5650 Kirby Drive, Suite 141, Houston, Texas, 77005-2443.


The Fund pays fees of $500 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During fiscal year 1997, the directors received the following compensation:


                   Aggregate      Pension or     Estimated Annual     Total
                 Compensation     Retirement      Benefits Upon    Compensation
Name of Director   from Fund   Benefits Accrued     Retirement    from the Fund

Karen Gerstner        $1,650          N/A              N/A           $1,650/1/

Miles Douglas
Harper, III           $1,650          N/A              N/A           $1,650 /1/


John N.R.
Montgomery            $    0          N/A              N/A           $    0




/1/ The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT


Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Fund by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated May 26, 1994 as amended on April 30, 1997 (the "Agreement"). A second Investment Management Agreement dated May 26, 1997 addresses management of the new portfolios (i.e. the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio).
The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family.


Under both Agreements, the Adviser will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Adviser also will supervise all matters relating to the operation of the Fund and will obtain for it corporate officers, clerical staff, office space, equipment and services.

As compensation for Adviser services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

	.5% of the value of the Ultra-Small Index Portfolio's average daily net assets and

	.08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social Responsibility, and Ultra-Small Company Portfolios pays the Adviser a base fee computed and payable promptly after the last market day of each month at the following annual rate:

          .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
          .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company Portfolio during the period that the Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.


The Aggressive Growth and Social Responsibility Portfolio base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.


The performance adjustment rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" or "S & P 500 Index") and will range from -.7% to +.7%; the performance rate adjustment will be calculated at 4.76% of the difference between the performance of the Fund and that of the Index, except that there will be no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.
The graph and table in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the fund performance relative to the Index.

The performance period shall consist of the most recent five year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2000, the relevant five year period would be from Friday, December 30, 1994 through Friday, December 31, 1999.

The performance of the Index will be the 5 year percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. The Fund performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index and, conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Fund over some period of time shorter than the performance Period has been ahead of that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser, if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.

      (a) From Fund inception through April 30, 1995, the performance rate adjustment was not operative. The advisory fee payable was the base fee only.
      (b) From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.


During the period from July 1, 1996 through June 30, 1997 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the
Portfolios:


                      Advisory Fee    Expense       Waived        Waived
  Portfolio           Per Contract  Reimbursement Advis. Fees Accounting Fee


 Ultra-Small Company      $143,395          $0      $29,727            $0
 Aggressive Growth         $28,802          $0      $18,126            $0
 Social Responsibility      $1,596      $8,092       $1,596        $9,811



The Net Advisory Fees were paid at the end of each quarter after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking that "total Fund Operating Expenses would not exceed 2.5%." The Adviser has been and is, as of the date of this prospectus, voluntarily reimbursing the Fund to maintain an expense ratio of 2.0%, 2.0% and 1.5% for the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios, respectively.


In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) the cost of stock certificates (if any) representing shares of the Fund, (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (8) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (9) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (10) compensation of directors who are not interested persons of the Adviser, (11) interest expense, (12) insurance expense, and (13) association membership dues.

Under the Agreement, the Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan expected to be adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


The Agreement was first approved by the Board of Directors on January 17, 1994 and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The current contract continues through June 30, 1998. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 11 of the prospectus, the Adviser has a unique mission statement which sets it apart from others in the industry:

Our mission is to:

  - oppose and alleviate the effects of genocide and oppression,
  - support Christian service,
  - nurture educational causes, and
  - improve the quality of urban life.

Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

  - uphold the highest standards of integrity.
  - maintain a long term risk-adjusted investment perfor-mance record in the top 5% of investment advisers,*
  - provide extraordinary service quality,
  - achieve a superior (efficient) cost structure, and

Our greatest resource is people.  Recognizing this, we strive to:

  - create a positive, fun, and challenging atmosphere,
  - provide fair compensation commensurate with performance,
  - give regular, peer feedback,
  - spend resources lavishly on hiring and training, and
  - value the family.

*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each quarterly report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser also is authorized by the Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission that such determinations were in good faith, and to show the overall reasonableness of commission paid, the Adviser shall be prepared to show that commissions paid (i) were for services contemplated by the Agreement; and (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.


The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund. In its last fiscal year ending June 30, 1997, the Fund's Portfolios paid brokerage commissions totaling $44,738, as follows:


                                       Brokerage
         Portfolio                  Commissions Paid

         Aggressive Growth               $ 5,094
         Social Responsibility           $   227
         Ultra-Small Company             $39,417


Since the Adviser's present policy is to conduct all of its own financial research and not to pay soft dollar commissions of any kind, brokerage decisions are currently made on the basis of price and execution only.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gain) and net capital gain that is distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

Dividends and Distributions
Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's advertising and promotional material, for the 1,5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                    P((1 + T) raised to the power of n ) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2 [ ( ( ( (a-b) / cd) + 1) raised to the power of 6) - 1 ]

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest;
(2) dividing the yield to maturity by 360 and multiplying

the resulting quotient by the market value of the obligation
(including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information

The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.


The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1997.

                                           Percentage Ownership
                                          Ultra-  Aggr.   Social
Name                Address                Small  Growth  Respons.   Total
Donaldson, Lufkin   P.O. Box 2052           4.6%    4.6%      6.2%    4.7%
 and Jenrette & Co. Jersey City, NJ 07303
National Financial  One World Fin'l Center 13.3                      12.1%
 Services Corp.     200 Liberty St.
                    New York NY 10281
Technical Risks     2020 N. Memorial                6.1%     10.8%    2.0%
                    Way Houston, 77007
Gross, G.           9202 Triola Lane                         10.7%    0.6%
                    Houston, TX  77036
Silard, J.          6916 Wilson Ln.                          10.0%    0.4%
                    Bethesda, MD 20817
Sisters of St.      c/o Allegheny                             7.4%    0.2%
 Francis              Financial Group
                    3000 McKnight E Drive
                    Pittsburg, PA 15237
Sisters of the      c/o Allegheny                             6.6%    0.2%
 Holy Cross           Financial Group
                    3000 McKnight E Drive
                    Pittsburg, PA 15237
Sisters of Notre    c/o Allegheny                             5.9%    0.1%
 Dame                 Financial Group
                    3000 McKnight E Drive
                    Pittsburg, PA 15237
First Trust Corp.   PO Box 173301                             5.1%    0.2%
                    Denver, CO 80217
Kern, K.            4444 Richmond                    9.9%             2.1%
                    Houston, TX  77027

Total above                                17.8%    22.2%    17.8%   22.7%

All officers/directors                      0.3%     1.2%     7.6%    0.6%

FINANCIAL STATEMENTS


The Fund's 1997 Annual Report to Shareholders was mailed to shareholders on August 29, 1997; it will be sent to any other interested party upon written request to the Fund.

BRIDGEWAY FUND, INC.

Part C

OTHER INFORMATION


Item 24.Financial Statements and Exhibits

(a)Financial Statements

(b)Exhibits

1.  Charter of Registrant (Incorporated by reference)

2.  By-laws of Registrant (Incorporated by reference)

3.  Inapplicable

4.  Inapplicable as By-Laws provide for no stock certificates

5.  Management Contracts (Incorporated by reference)

6.  Inapplicable

7.  Inapplicable

8.  Custodian Agreement (Incorporated by reference)

9.  None as Registrant will act as its own transfer agent

10. Opinion of Counsel

11. Consent of Independent Auditors

12. Inapplicable

13. Investment Representation letter from initial Shareholders(Incorporated by reference)

14. Inapplicable

15. 12b-1 Plan (Incorporated by reference)

16. Inapplicable


Item 25.Persons controlled by or under Common Control with Registrant

NONE


Item 26.Number of Holders of Securities

                 (1)                Number of Record Holders
          Title of Class            as of June 30, 1997.

Ultra-Small Portfolio                          2567

Aggressive Growth Portfolio                     213

Social Responsibility Portfolio                  54


Item 27. Indemnification

See Indemnification Section of By-Laws which is incorporated here by reference.
Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.


Item 28. Business and Other Connections of Investment Adviser

As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and will act as an Investment Adviser to other individuals, businesses, and registered investment companies.


Item 29. Principal Underwriters

Bridgeway Fund is the distributor of its own securities.


Item 30. Location of Accounts and Records

Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5650 Kirby Drive, Suite 141, Houston, Texas 77005-2443. Custody records are maintained at the offices of the Registrant's Custodian Bank, River Oaks Trust Company, c/o Compass Bank at 2001 Kirby Drive, Houston, Texas 77005-2443.


Item 31. Management Services

Other than as set forth under MANAGEMENT in the Statement of Additional Information, Registrant is not a party to any management related service contract.

Item 32. Undertakings

Incorporated by reference.